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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (date of earliest event reported):

                                   May 6, 2003

                          Commission file number 1-9329

                                  PULITZER INC.
               (Exact name of registrant as specified in charter)

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
                                   DELAWARE                                                         43-1819711
(State or Other Jurisdiction of Incorporation or Organization of Registrant)           (I.R.S. Employer Identification No.)

        900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                                                63101
           (Address of principal executive offices)                                                 (Zip Code)
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       Registrant's telephone number, including area code: (314) 340-8000


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Item 7. Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1     Pulitzer Inc. Confirms 2003 Earnings Guidance

Item 9. Regulation FD Disclosure

On May 6, 2003, Pulitzer Inc. confirmed its 2003 earnings guidance for full-year 2003 base earnings. On May 6, 2003, the company also issued a press release confirming the company's earlier guidance, which will be discussed in meetings with investors this week. A copy of this press release is furnished with this report as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


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                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Pulitzer Inc.

Date: May 6, 2003                            By: /s/ ALAN G. SILVERGLAT
                                                -------------------------------
                                                Alan G. Silverglat
                                                Senior Vice President-Finance



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Exhibit Index

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
Exhibit           Description

                  99.1     Pulitzer Inc. Confirms 2003 Earnings Guidance
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